UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item I   Reports to Stockholders

a)   A copy of the Annual Report to Stockholders for the period ended 12/31/21 is included with this Form.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2021:
$170,666,012
Portfolio
Composition at
December 31, 2021:
(Percentage of Total Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2021.
During the annual period, the Fund posted double-digit positive absolute returns but underperformed the return of its benchmark index, the S&P 500® Index3, on a relative basis. Still, the Fund outpaced the category average return of its peers for the one-year period ended December 31, 2021 (US Insurance mid-cap growth category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 6% of its peer category for the one-year period ended December 31, 2021.2
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2021, especially given the newsworthy events of the annual period.
Economic Review
During the 12 months ended December 31, 2021, the U.S. economy experienced strong growth, accompanied by rising inflation. Even as new variants of COVID-19, Delta and Omicron, presented challenges, the U.S. economy increasingly opened up, growing at rates not seen in years as a majority of Americans became fully vaccinated and lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.3% , 6.7% and 2.3% in the first, second and third quarters of 2021, respectively. Through the first three quarters, then, this was an average GDP growth rate of 5.1%, much stronger than the most recent five-year U.S. GDP average of 2.4%. Real U.S. GDP growth for the fourth calendar quarter is expected to rebound to a strong 6.8%.
The labor market experienced a strong recovery during the annual period from the depths of the early pandemic weakness. Nonfarm payroll gains were healthy, reaching a high point of 1,091,000 in July. Jobless claims, which reached a high of 837,000 in January 2021, dropped to 207,000 at the end of 2021, near their lowest levels since 1969. The U.S. unemployment rate fell from 6.7% to 3.9%. Retail sales rebounded from their pandemic lows and exceeded rates seen prior to the pandemic. Sales were well above average, with the annual rate of gain at 1.55% monthly, significantly higher than the most recent five-year monthly average gain of 0.55%. The month of March 2021 showed an outsized gain of 11.3%. Further, the housing industry was especially robust. As COVID-19 persisted, many people moved out of the cities and purchased homes in the suburbs. New home sales averaged 763,000 per month in 2021, greater than the most recent 10-year average of 554,000 per month.
Manufacturing was the strongest sector during the annual period, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey reached a reading of 64.7 in March, the highest reading since 1983. The Survey averaged 60.6 for the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

annual period, still well above the level widely considered to be a sign of expansion. However, a drawback of the manufacturing strength was the creation of bottlenecks in the global supply chain and shortages of goods, causing massive delays and lengthening of delivery times. Furthermore, transportation bottlenecks caused by a lack of container ships to deliver global goods and a shortage of truck drivers exacerbated the problem. The supply chain was not prepared for the significant increase in demand that resulted from fiscal and monetary stimulus measures, both in the U.S. and globally. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also showed a strong recovery. At the start of 2021, the ISM Services Index registered 57.7, as people stayed away from restaurants, movies, sports stadiums and other activities. But, thanks to vaccinations, boosters and a lack of renewed lockdowns, these leisure and hospitality activities recovered somewhat, and by November 2021, the ISM Services Index had rebounded to a record high of 69.1, before easing to 62.0 in December. Demand sub-indexes remained robust with readings staying above 60.
Perhaps the major concern for the economy during the annual period was the significant rise in inflation. The strong demand for consumer goods and the significant shortages and delays of product deliveries caused prices to increase substantially. The Consumer Price Index, a measure of inflation, rose 1.4% year over year in January 2021, but by the end of December had registered a year over year increase of 7.0%, the fastest pace since 1982. The core Consumer Price Index, which excludes food and energy, rose from 1.6% on a year over year basis at the start of the annual period to reach an annualized growth rate of 5.5% in December 2021. Additionally, there were labor shortages, as employers experienced difficulty hiring workers, despite promises of higher wages. Reasons for the labor shortages were not clear. Fear of returning to the office during the pandemic was one explanation. Some conjectured the generous fiscal package had allowed workers to take their time in returning to work. Whatever the reasons, the labor shortage scenario added to the spike in inflation.
U.S. Treasury yields rose during the annual period, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers, through most of the year, made it clear they believed the increased inflation was “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. They indicated the supply-chain disruptions would ease and consumer spending would decline from its frenzied pace as government stimulus measures ended. Toward the end of the annual period, though, inflation persisted, and the supply-chain disruptions did not ease and even worsened to some degree. Late in 2021, the Fed announced it would begin tapering its quantitative easing program, reducing its purchases of U.S. Treasuries and mortgage-backed securities, in an effort to reduce stimulus and fight inflation. In addition, the Fed signaled it would likely pivot from its accommodative monetary policy and begin to tighten, raising short-term interest rates in 2022.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 28.71% during the 12 months ended December 31, 2021, near its all-time high and its third consecutive year of double-digit gains.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a sweeping $1.9 trillion fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled a slowdown of its asset purchases. Supply-chain disruptions and input price pressures also put a strain on the U.S. equity market as did concerns about Chinese real estate developers’ leverage and a spike in energy prices. However, the U.S. equity market then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. The emergence of the Omicron variant of COVID-19 became an area of concern, but such concerns were trumped by more than 80% of the S&P 500® Index constituent companies reporting upside earnings surprises.
Growth stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market for the annual period ended December 31, 2021, but value stocks significantly outperformed growth stocks in the mid- and small-cap segments during the same time frame. Within the U.S. equity market, large-cap stocks performed best, followed by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

In the S&P 500® Index, all 11 sectors generated positive double-digit absolute total returns during the annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and industrials were the weakest performing sectors in the S&P 500® Index during the annual period.
The U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 11.26% and -2.54%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth and substantial support from governments and central banks. However, also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation; their central bankers were similarly remaining patient with accommodative short-term policy rates. From a country perspective, Austria was by far the strongest international equity market during the annual period. The U.K., Germany and Japan also posted gains but lagged behind the U.S. market. Conversely, emerging markets equities were impacted most by a strong U.S. dollar and by China. India’s stock market boomed in part due to a new government bond-buying program and potential increased spending on infrastructure and health care. But Chinese equities experienced a double-digit decline for the annual period, pressured by uncertain government policies as relating to its technology firms, by calls for Hong Kong to keep a high degree of autonomy, by heightened U.S.-China tensions and by growing concerns about debt repayment at China’s large property developer Evergrande.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the 6th percentile for one-year (124 funds), 82nd percentile for three-year (123 funds), 92nd percentile for five-year (116 funds) and 87th percentile for 10-year (113 funds) periods ended December 31, 2021. All in the Morningstar US Insurance mid-cap growth category.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund generated a total return of 19.67% during the 12 months ended December 31, 2021. This compares to the 28.71% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted double-digit positive absolute returns but underperformed the S&P 500® Index on a relative basis during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the annual period.
Further, the annual period was one wherein value stocks beat growth stocks in the mid-cap and small-cap segments of the U.S. equity market, ending a four-year streak of growth over value, and large-cap stocks, especially mega-cap stocks, beat mid- and small-cap stocks. These factors put the Fund at a relative disadvantage, as the Fund emphasizes growth over value and as the average market capitalizations of its holdings are substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology sector. To a lesser degree, stock selection in materials also detracted. Further dampening the Fund’s relative results was having an overweight to the industrials sector, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, which was the strongest sector in the S&P 500® Index during the annual period.
Only partially offsetting these detractors was stock selection in the consumer discretionary and health care sectors, which contributed positively. Further boosting the Fund’s relative results was having no exposure at all to two of the weakest sectors in the S&P 500® Index during the annual period, namely communication services and utilities.
Which stocks detracted significantly from the Fund’s performance during the annual period?
The most significant detractors from the Fund’s performance were positions in pest control services provider Rollins and software and technology services firm Fiserv, each of which experienced a share price decline during the annual period because of weaker than expected operating performance. Also, the Fund’s relative results were hurt by not owning software giant Microsoft, whose shares experienced a robust double-digit gain during the annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were software and technology services firm Gartner and aftermarket automotive parts and accessories retailer AutoZone. Shares of Gartner enjoyed a triple-digit percentage gain and AutoZone experienced a robust double-digit share price increase during the annual period, in each case because of stronger than expected operating performance. Further, the Fund benefited from not owning e-commerce behemoth Amazon.com, which generated a positive absolute return but significantly lagged the S&P 500® Index during the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we initiated new Fund positions in science and engineering consulting firm Exponent, information technology services provider CGI and risk assessment services and decision analytics provider Verisk Analytics, which have each established, in our view, a consistent history of good earnings growth and stock price growth.
Among those positions eliminated from the Fund during the annual period were agricultural materials provider FMC, convenience store operator Casey’s General Stores and technology-based outsourcing solutions to the financial services industry Broadridge Financial Solutions. In our opinion, each has no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2021, we shifted from an overweighted allocation to a rather neutral position relative to the S&P 500® Index in consumer staples.
How was the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, health care, financials, consumer discretionary and real estate sectors on the same date. On December 31, 2021, the Fund had a rather neutral position relative to the S&P 500® Index in the consumer staples sector and held no positions at all in the energy, communication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Ten Largest Holdings (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Mettler-Toledo International, Inc.	5,400	$9,164,934	5.4%
Roper Technologies, Inc.	15,400	7,574,644	4.4%
Rollins, Inc.	214,499	7,338,011	4.3%
Waste Connections, Inc.	51,300	6,990,651	4.1%
Teledyne Technologies, Inc.	15,500	6,771,795	4.0%
ANSYS, Inc.	15,800	6,337,696	3.7%
Church & Dwight Co., Inc.	61,600	6,314,000	3.7%
IDEXX Laboratories, Inc.	9,300	6,123,678	3.6%
Equifax, Inc.	20,500	6,002,195	3.5%
AutoZone, Inc.	2,800	5,869,892	3.4%
Sector Weightings — Percentage of Total Investments in Securities (Unaudited)*
*
Excludes short-term investments, if any.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For the years ended 12/31/2021) (Unaudited)
	1 Yr	5 Yrs	10 Yrs
Value Line Centurion Fund, Inc.	19.67%	17.57%	14.87%
S&P 500® Index	28.71%	18.47%	16.55%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on July 1, 2021 and held for six months ended December 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,112.30	$4.53	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments
December 31, 2021
Shares		Value
Common Stocks 97.6%
Consumer Discretionary 9.9%
Retail 9.9%
2,800	AutoZone, Inc.(1)	$5,869,892
4,900	Domino’s Pizza, Inc.	2,765,217
3,800	O’Reilly Automotive, Inc.(1)	2,683,674
72,800	TJX Cos., Inc.	5,526,976
		16,845,759
Consumer Staples 5.7%
Food 2.0%
21,500	J&J Snack Foods Corp.	3,396,140
Household Products 3.7%
61,600	Church & Dwight Co., Inc.	6,314,000
		9,710,140
Financials 5.1%
Insurance 5.1%
3,000	Alleghany Corp.(1)	2,002,770
15,000	American Financial Group, Inc.	2,059,800
10,200	Arch Capital Group, Ltd.(1)	453,390
23,700	Berkley (W.R.) Corp.	1,952,643
13,500	RenaissanceRe Holdings Ltd.	2,285,955
		8,754,558
Healthcare 11.1%
Electronics 5.4%
5,400	Mettler-Toledo International, Inc.(1)	9,164,934
Healthcare Products 4.2%
2,600	Cooper Cos., Inc.	1,089,244
9,300	IDEXX Laboratories, Inc.(1)	6,123,678
		7,212,922
Healthcare Services 1.5%
5,000	Chemed Corp.	2,645,200
		19,023,056
Industrials 37.1%
Aerospace/Defense 5.8%
36,033	HEICO Corp.	5,196,679
6,000	Northrop Grumman Corp.	2,322,420
3,600	TransDigm Group, Inc.(1)	2,290,608
		9,809,707
Shares		Value
Industrials 37.1% (Continued)
Commercial Services 11.5%
3,500	Cintas Corp.	$1,551,095
20,500	Equifax, Inc.	6,002,195
27,030	IHS Markit Ltd.	3,592,828
214,499	Rollins, Inc.	7,338,011
5,000	Verisk Analytics, Inc.	1,143,650
		19,627,779
Electrical Equipment 3.0%
35,000	AMETEK, Inc.	5,146,400
Engineering & Construction 1.1%
16,200	Exponent, Inc.	1,891,026
Environmental Control 6.7%
32,000	Republic Services, Inc.	4,462,400
51,300	Waste Connections, Inc.	6,990,651
		11,453,051
Machinery - Diversified 2.6%
3,000	IDEX Corp.	708,960
36,400	Toro Co.	3,636,724
		4,345,684
Miscellaneous Manufacturers 2.0%
13,800	Carlisle Cos., Inc.	3,424,056
Software 4.4%
15,400	Roper Technologies, Inc.	7,574,644
		63,272,347
Information Technology 22.3%
Aerospace/Defense 4.0%
15,500	Teledyne Technologies, Inc.(1)	6,771,795
Commercial Services 3.3%
16,900	Gartner, Inc.(1)	5,650,008
Computers 0.6%
11,000	CGI, Inc.(1)	973,500
Software 14.4%
15,800	ANSYS, Inc.(1)	6,337,696
25,000	Cadence Design Systems, Inc.(1)	4,658,750
5,200	Fair Isaac Corp.(1)	2,255,084
51,200	Fiserv, Inc.(1)	5,314,048
8,300	Jack Henry & Associates, Inc.	1,386,017
35,000	Open Text Corp.	1,661,800
5,591	Tyler Technologies, Inc.(1)	3,007,678
		24,621,073
		38,016,376

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments (Continued)
December 31, 2021
Shares		Value
Common Stocks 97.6% (Continued)
Materials 4.6%
Chemicals 2.3%
17,000	Ecolab, Inc.	$3,988,030
Packaging & Containers 2.3%
21,000	AptarGroup, Inc.	2,572,080
14,400	Ball Corp.	1,386,288
		3,958,368
		7,946,398
Real Estate 1.8%
REITS 1.8%
8,000	American Tower Corp. REIT	2,340,000
8,000	Equity Lifestyle Properties, Inc. REIT	701,280
		3,041,280
Total Common Stocks (Cost $54,496,371)		166,609,914
Shares		Value
Short-Term Investment 2.0%
Money Market Fund 2.0%
3,412,852	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	$3,412,852
Total Short-Term Investments (Cost $3,412,852)		3,412,852
Total Investments In Securities 99.6% (Cost $57,909,223)		$170,022,766
Cash And Other Assets In Excess Of Liabilities 0.4%		643,246
Net Assets 100.0%		$170,666,012

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of December 31, 2021.

REITs
Real Estate Investment Trusts.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$166,609,914	$—	$—	$166,609,914
Short-Term Investment	3,412,852	—	—	3,412,852
Total Investments in Securities	$170,022,766	$—	$—	$170,022,766

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
 Statement of Assets and Liabilities
 Statement of Operations

December 31, 2021

ASSETS:
Investment in securities, at value (Cost – $57,909,223)	$170,022,766
Receivable for securities sold	763,907
Dividends receivable	68,418
Prepaid expenses	2,005
Receivable for capital shares sold	87
Total Assets	170,857,183
LIABILITIES:
Payable for capital shares redeemed	31,382
Accrued expenses:
Advisory fee	63,684
Service and distribution plan fees	38,406
Auditing and legal fees payable	24,041
Printing fee payable	11,420
Custody and accounting fees payable	9,418
Directors’ fees and expenses	1,469
Other	11,351
Total Liabilities	191,171
Net Assets	$170,666,012
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,913,894 shares)	$4,913,894
Additional paid-in capital	37,752,271
Distributable Earnings/(Loss)	127,999,847
Net Assets	$170,666,012
Net Asset Value Per Outstanding Share ($170,666,012 ÷ 4,913,894 shares outstanding)	$34.73
For the Year Ended
December 31, 2021

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $10,933)	$1,350,208
Securities lending income (Net)	255
Total Income	1,350,463
Expenses:
Advisory fees	741,132
Service and distribution plan fees	653,852
Custody and accounting fees	58,640
Auditing and legal fees	45,968
Fund administration fees	34,987
Directors’ fees and expenses	17,114
Printing and postage fees	13,293
Compliance and tax service fees	12,940
Insurance fees	5,085
Registration and filing fees	1,598
Other	20,891
Total Expenses Before Fees Waived (See Note 5)	1,605,500
Less: Service and Distribution Plan Fees Waived	(212,502)
Net Expenses	1,392,998
Net Investment Income/(Loss)	(42,535)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	15,911,759
Foreign currency transactions	(17)
15,911,742
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	13,692,166
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	29,603,908
Net Increase/(Decrease) in Net Assets from Operations	$29,561,373

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
 Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(42,535)	$29,871
Net realized gain/(loss) on investments and foreign currency	15,911,742	14,371,064
Change in net unrealized appreciation/(depreciation) on investments	13,692,166	9,622,497
Net increase/(decrease) in net assets from operations	29,561,373	24,023,432
Distributions to Shareholders from:
Distributable Earnings	(14,400,950)	(26,329,612)
Share Transactions:
Proceeds from sale of shares	2,725,548	1,635,636
Proceeds from reinvestment of distributions to shareholders	14,400,950	26,329,612
Cost of shares redeemed	(20,235,546)	(16,720,309)
Net increase/(decrease) in net assets from capital share transactions	(3,109,048)	11,244,939
Total increase/(decrease) in net assets	12,051,375	8,938,759
NET ASSETS:
Beginning of year	158,614,637	149,675,878
End of year	$170,666,012	$158,614,637

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
 Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$31.77	$33.07	$26.39	$26.39	$22.09
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	0.01(1)	0.03	0.02	0.06
Net gains/(losses) on securities (both realized and unrealized)	5.99	4.78	8.64	0.04	4.29
Total from investment operations	5.98	4.79	8.67	0.06	4.35
Less distributions:
Dividends from net investment income	(0.01)	(0.03)	(0.01)	(0.06)	(0.05)
Distributions from net realized gains	(3.01)	(6.06)	(1.98)	—	—
Total distributions	(3.02)	(6.09)	(1.99)	(0.06)	(0.05)
Net asset value, end of year	$34.73	$31.77	$33.07	$26.39	$26.39
Total return*	19.67%	17.55%	33.07%	0.23%	19.71%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$170,666	$158,615	$149,676	$124,252	$140,804
Ratio of gross expenses to average net assets(2)	0.98%	1.00%	1.01%	1.03%	1.01%
Ratio of net expenses to average net assets(3)	0.85%	0.88%	0.87%	0.89%	0.88%
Ratio of net investment income/(loss) to average net assets(3)	(0.03)%	0.02%	0.09%	0.06%	0.23%
Portfolio turnover rate	4%	6%	15%	3%	1%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements

December 31, 2021

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks as the investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2021

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2021, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(E) Fund Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2021

Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(I) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2021, the Fund was not invested in joint repurchase agreements.
As of December 31, 2021, the Fund did not have any securities on loan.
(K) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2021

Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	82,302	53,702
Shares issued to shareholders in reinvestment of dividends and distributions	452,007	966,224
Shares redeemed	(613,164)	(553,299)
Net increase (decrease)	(78,855)	466,627

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2021, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$6,617,315	$22,770,496

4.
Income Taxes

At December 31, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net tax Unrealized Appreciation (Depreciation)on Investments
$57,934,563	$112,694,511	$(606,308)	$112,088,203
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales and return of capital distributions from corporations.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-term Gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$—	$15,911,644	$—	$112,088,203	$—	$—	$127,999,847

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2021

A reclassification has been made on the Statement of Assets and Liabilities to increase/(decrease) total distributable earnings/(loss) and additional paid-in capital for the Fund as follows:
Total Distributable Earnings/(Loss)	Additional Paid-In Capital
$42,535	$(42,535)
The tax composition of distributions paid to shareholders for the years ended December 31, 2021 and December 31, 2020 were as follows:
	2021	2020
Ordinary income	$38,328	$125,707
Long-term capital gain	14,362,622	26,203,905
	$14,400,950	$26,329,612

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the year ended December 31, 2021, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $741,132 was paid or payable to the Adviser for the year ended December 31, 2021.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2021, fees amounting to $653,852, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be terminated before June 30, 2022 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2022. For the year ended December 31, 2021, the fees waived amounted to $212,502. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

■  Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 10, 2022
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Centurion Fund, Inc.
 Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the year ended December 31, 2021 qualifies for the corporate dividends received deductions.
During the year ended December 31, 2021, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2021, the Fund distributed $14,362,622 from long-term gains.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

■ Value Line Centurion Fund, Inc.
 Federal Tax Status of Distribution (Unaudited) (Continued)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
 Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 17, 2021, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.

■ Value Line Centurion Fund, Inc.
   Management of the Funds
The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 51	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	9	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 65	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	9	KOP Therapeutics Corp (biotechnology)
James E. Hillman Age: 65	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006–2011.	9	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 83	Director	Since 1983	Chairman, Institute for Political Economy	9	None
Nancy-Beth Sheerr Age: 73	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until 2013.	9	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

■ Value Line Centurion Fund, Inc.
   Management of the Funds (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 51	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 49	Treasurer and Chief Financial Officer	Since 2020	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 71	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC 2006–2019.
Emily D. Washington Age: 43	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008–2020.
Robert Scagnelli Age: 60	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

b)  Not Applicable

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert.

(a)(1) The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2021 - $24,634

Audit Fees 2020 - $24,799

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2021 -None

Tax Preparation Fees 2020 - None

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2021 - None

Aggregate Non-Audit Fees 2020 - None

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	February 26, 2022